Exhibit 10.5

AMENDED AND RESTATED

DESIGN-BUILD AGREEMENT FOR GUARANTEED MAXIMUM PRICE ARCHITECTURAL,

ENGINEERING AND CONSTRUCTION SERVICES

DATED SEPTEMBER 14, 2005

CHANGE ORDER AND AMENDMENT

25 MAY 2006

Project: Wynn Resorts Macau	Change Order No.: 3

“Contractor”: jointly and severally	“Owner”:

LEIGHTON CONTRACTORS (ASIA) LIMITED 39th Floor, Sun Hung Kai Centre 30 Harbour Road North Wanchai Hong Kong	WYNN RESORTS (MACAU) S.A. 335-341, Alameda Dr. Carlos d’Asumpcao 9th Floor, Hotline Centre Macau

CHINA STATE CONSTRUCTION ENGINEERING (HONG KONG) LIMITED 29th Floor, China Overseas Building 139 Hennessy Road Hong Kong

CHINA CONSTRUCTION ENGINEERING (MACAU) COMPANY LIMITED Rua do Campo No. 78 Edificio Commercial Zhang Kian, 18 andar Macau

Pursuant to Article XVIII of that certain Amended and Restated Design-Build Agreement for Guaranteed Maximum Price Architectural, Engineering and Construction Services between Owner and Contractor for the design and construction of a luxury resort/hotel/casino complex in Macau known as Wynn Resorts Macau, executed and delivered as a deed on September 14, 2005 (the “Contract”), and the desire of the Owner and Contractor to amend and supplement certain terms and provisions of the Contract, the Contract is hereby modified by this agreement and all related drawings, plans and specifications attached hereto (collectively, the “Change Order”), made as a deed effective as of the date set forth above.

1. Scope of Work. The Scope of Work is changed as follows;

Masterplan Drawings for the following modifications and additions/deletions (collectively the “Masterplan Modifications):

WM/ASK/0325/22	Basement Floor Plan
WM/ASK/0326/31	Ground Floor Plan
WM/ASK/0327/31	First Floor Plan
WM/ASK/0328/24	Second Floor Plan
WM/ASK/0329/22	Third Floor Plan

Expansion Area Modifications

Plan No. SK NO.8.2.1.0237/06 dated 17 May 06 defines Area 7 for the purposes of this Change Order.

The interior fit-out works and building services installations, as further defined below, are deleted from the scope of works. Area 7 on the referenced plan is to be treated as a “shell” space with no floor, wall or ceiling finishes installed. Building Services central plant installation and primary distribution and trunking shall be provided, as well as all life safety systems installation as required to achieve code compliance.

The following describes the extent of works to be installed by the Contractor:

a.	Architecture:

All external architectural elements and finishes as documented on the above referenced Masterplans are to be constructed.

Temporary Walls shall be provided to separate operational and unfitted areas. These walls shall provide sound and dust separation, and shall be finished to a FOH standard on one side.

b.	Interior Design:

No Interior Design shall be provided for Area 7. Interior Design documents shall be issued for all of the temporary wall locations, and the Contractor shall be responsible for installation of these temporary walls and finishes.

The Contractor shall provide any walls, doors, or other fixtures required to achieve fire and smoke separation/compartmentation in Area 7.

c.	Structure:

All structural works as documented on the above referenced Masterplans are to be constructed.

d.	Mechanical Services:

All Central Plant as documented on the above referenced Masterplans are to be installed.

Mechanical services (HVAC) primary distribution ductwork and equipment shall be installed. Flexible branch ducts and grilles are deleted.

e.	Electrical Services:

All Central Plant as documented on the above referenced Masterplans are to be installed.

Electrical services primary distribution shall be installed up to and including meter room locations. Emergency lighting and life safety system and signage shall also be provided. Final circuits and trunking is deleted.

A comprehensive sub-floor trunking system (Walker Duct) shall be provided for the entire area for laying of power and data cabling. This shall include topping screed.

f.	Fire Services:

Fire Services shall be installed through out in compliance with code and with adequate capacity to meet future requirements. Upper layer sprinklers and provision for extending lower layer sprinklers are to be provided throughout.

g.	Plumbing and Drainage Services:

Plumbing and Drainage installation shall be provided including cold & hot water system, soil & waste disposal, storm water, and LPG distribution. Primary distribution to local areas shown on the above referenced Masterplans (toilet, kitchen, service bar, etc. locations) are to be installed.

h.	Elevators and Escalators:

Elevators and Escalators are to be installed and commissioned as documented on the referenced Masterplans.

i.	Building Maintenance Services:

Building Management System shall be installed and integrated with existing system. The system shall be sized to accommodate reasonable no. of points in fully fitted out space.

j.	Extra Low Voltage Systems:

Extra Low Voltage systems shall be installed including comprehensive IT, BGM/PA and security cabling up to the TR rooms. Wireless data infrastructure shall be provided throughout. Distributed final cabling from TR rooms to final points are deleted.

k.	Builder’s Work in connection with Services:

Maintenance and access catwalks are to be installed.

All Building Services shall be zoned appropriately to allow uninterrupted operation of the remainder of the property whilst future fit-out occurs.

Decrease to the Guaranteed Maximum Price:	HKD54,025,109 / USD6,926,296

2.	Change to the Expansion Project Guaranteed Maximum Price

Expansion Project

Expansion Project Guaranteed Maximum Price	US$	156,759,326
Total of previous Change Orders	US$	17,719,374
Previous Expansion Project Guaranteed Maximum Price (Subtotal)	US$	174,478,700
Total of this Change Order	US$	(6,926,296)
Less – Transfer from Original Project Owner Contingency	US$	(0)
Revised Expansion Project Guaranteed Maximum Price thru Change Order No. 3	US$	167,552,404

The Expansion Project Guaranteed Maximum Price set forth in Section 3.1(b) of the Contract is, pursuant to the terms of this Change Order, hereby decreased from US$ 174,478,700 to US$ 167,552,404 based on the Changes described above. The detailed breakdown of the foregoing increase is contained in the revised Expansion Project Guaranteed Maximum Price Breakdown labeled as Revised Exhibit F, dated 25 May 2006 and attached to this Change Order. Accordingly, the Expansion Project Guaranteed Maximum Price Breakdown attached as Exhibit F to the Contract is hereby deleted in its entirety and replaced with the Revised Expansion Project Guaranteed Maximum Price Breakdown attached hereto. From and after the date of this Change Order, all references in the Contract Documents to the “Expansion Project Guaranteed Maximum Price Breakdown” attached as Exhibit F to the Contract, shall mean and refer to the Revised Expansion Project Guaranteed Maximum Price Breakdown attached hereto as Revised Exhibit F. From and after the date of this Change Order, any and all references in the Contract Documents to the “Expansion Project Guaranteed Maximum Price” shall mean the amount of US$ 167,552,404.

3.	Project Schedule

The Contract Time of 726 calendar days from Expansion Project Date of Commencement and the Guaranteed Date of Expansion Project Substantial Completion, as defined in Section 4.1.9 of the Contract each remain unchanged by this Change Order.

The Expansion Project Schedule, included as Attachment 5 of Exhibit B to the Contract, is hereby deleted in its entirety and replaced with the amended Attachment 5 of Exhibit B attached to this Change Order.

4.	Miscellaneous

(a)	In the event of any inconsistency between the terms of the Contract and the terms of this Change Order, the terms of this Change Order will prevail.

(b)	The obligations of Contractor hereunder are joint and several.

(c)	Except as otherwise expressly modified hereby, the Contract will remain in full force and effect, and all of the terms and provisions of the Contract, as herein modified, are hereby ratified and reaffirmed.

(d)	The parties acknowledge and agree that this Change Order will constitute both an amendment to the Contract and a “Change Order” as defined under the Contract.

(e)	This Change Order may be executed in as many counterparts as may be deemed necessary and convenient, and by the different parties hereto on separate counterparts, each of which, when so executed, will be deemed an original, but all such counterparts shall constitute one and the same instrument.

(f)	All initial capitalized terms used in this Change Order shall have the meaning ascribed to them in the Contract, unless otherwise defined herein.

(g)	This Change Order is effective as of 25 May 2006.

(h)	This Change Order shall be governed by, and construed in accordance with, the laws of England.

(i)	This Change Order is subject to the approval and consent of the Lender’s.

[signature page follows]

IN WITNESS whereof this Change Order has been duly executed and delivered as a deed the day and year first above written.

EXECUTED as a Deed on behalf of

WYNN RESORTS (MACAU) S.A., a

company incorporated in the Macau

Special Administrative Region, by Grant

Bowie, being a person who, in

accordance with the laws of that territory,

is acting under the authority of the

company in the presence of:

) ) ) ) ) ) ) )

/s/ W.T. Nisbet Signature and name of witness

SIGNED, SEALED and DELIVERED by Joe Dujmovic as attorney for LEIGHTON CONTRACTORS (ASIA) LIMITED under power of attorney dated August 18, 2005 in the presence of:	) ) ) ) ) )	By executing this deed the attorney states that the attorney has received no notice of revocation of the power of attorney
/s/ Monita Wong Kwok Signature and name of witness

THE COMMON SEAL of CHINA STATE CONSTRUCTION ENGINEERING (HONG KONG) LIMITED was affixed to this Deed in the presence of:	) ) ) )

/s/ CN YIP Signature and name of witness

Signature of authorized person		/s/ O.P. Kong Signature of authorized person

Office held		Chairman Office held

Name of authorized person (block letters)		O.P. Kong Name of authorized person (block letters)

EXECUTED by Xu Jian Ping in his

capacity as auxiliar of, and with

authority to bind, CHINA

CONSTRUCTION ENGINEERING

(MACAU) COMPANY LIMITED a

limited company incorporated in the

Macau Special Administrative Region,

pursuant to a resolution by the General

Shareholders Meeting dated

                     in the presence of:

	) ) ) ) ) ) ) ) )	By executing this deed the signatory warrants that the signatory is duly authorized to execute this deed on behalf of CHINA CONSTRUCTION ENGINEERING (MACAU) COMPANY LIMITED
/s/ Chen Guo Signature and name of witness